                                    EXHIBIT E



                              EMPLOYMENT AGREEMENT



                  AGREEMENT dated as of __________, 1999 by and between
UNIVERSAL AMERICAN FINANCIAL CORP. ("Universal"), [      ] (the "Company") and
[      ]("Executive").

                  WHEREAS, Universal, the Company and Executive wish to enter into an agreement relating to the employment of Executive by the Company;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein and for other good and valuable consideration, the parties agree as follows:

                  13. Term of Employment. Subject to the provisions of Section 8 of this Agreement, Executive shall be employed by the Company for a period commencing on the closing of the transaction (the "Transaction") contemplated by the Share Purchase Agreement between Universal and Capital Z Financial Services Fund II, L.P. (the "Commencement Date") and ending on second anniversary of the Commencement Date (the "Employment Term"), on the terms and subject to the conditions set forth in this Agreement. Notwithstanding the preceding sentence, the Employment Term shall be automatically extended for additional one-year periods, unless the Company or Executive provides the other party hereto 6 months prior written notice before the expiration of any Employment Term that the Employment Term shall not be so extended. "Employment Term" shall include any extension that becomes applicable pursuant to the preceding sentence.

                  14. Position.

                           (a) During the Employment Term, Executive shall serve
         as the Company's [      ], consistent with his [her] current position.

                           (b) During the Employment Term, Executive will devote his full business time to the performance of his duties hereunder and will not engage in any other business, profession or occupation for compensation or otherwise which would conflict with the rendition of such services either directly or indirectly, without the prior written consent of the Board of Directors (the "Board"). Nothing contained herein shall preclude Executive from (i) serving on corporate, civic and charitable boards or committees and (ii) managing his personal investments; provided that none of the activities set forth in clauses
         (i) and (ii) interfere in any material respect with the performance of Executive's employment hereunder or conflict in any material respect with the business of the Company.

                  15. Base Salary. During the Employment Term, the Company shall
pay Executive a base salary (the "Base Salary") at the annual rate of $[      ],
payable in regular installments in accordance with the Company's usual payment practices. Executive shall be entitled to such annual increases in his Base Salary, if any, as may be determined in the sole discretion of the Board.

                  16. Bonus.

                           (a) Executive shall be eligible to earn a target annual bonus ("Bonus") based on the achievement of goals established in good faith by the Board; provided, however, that if such goals are not established such amount shall be determined by reference to the existing Universal executive bonus plan.

                           (b) Subject to Section 4(a) above, as soon as practicable after the end of the fiscal year (but in no event later than 45 days after the end of the fiscal year), the Bonus shall be paid
         (i) 50% in cash and (ii) 50% in shares of the common stock, par value $1.00 per share, of Universal issued by Universal ("Shares") based on the Market Value (as defined below) of the Shares on the date of issuance. For purposes of this paragraph, "Market Value" means the 20-day average of the closing price of the Shares on Nasdaq or, if the Shares are not then-traded on Nasdaq, on such other national stock exchange on which the Shares are principally traded.

                  17. Equity Arrangements.

                           (a) Executive shall be entitled to an initial grant on the Commencement Date (the "Initial Grant") of stock options to
         purchase [     ] Shares (the "Options") under Universal's 1998
         Incentive Compensation Plan. The Options shall be granted at $3.15 adjusted, if applicable, pursuant to Section 1.6 of the Share Purchase Agreement between Universal and Capital Z Financial Services Fund II, L.P. and shall have a 10 year term. Options representing the right to purchase [ ] Shares shall vest ratably over a four year period, subject to Executive's continued employment with the Company, with 1/5 of such Shares initially granted vesting on the date of grant and each of the first, second, third and fourth anniversaries of the date of grant. In
         addition, options representing the right to purchase [     ] Shares
         shall vest on the seventh anniversary of the grant date but shall become immediately vested and exercisable if Capital Z Financial Services Fund II, L.P. ("Cap. Z") has achieved an internal rate of return on its equity interest in Universal as of the Commencement Date greater than 30% (i) as a result of transactions in which Cap. Z disposes of at least 50% of its holdings in Universal or (ii) on the fifth anniversary of the Transaction determined based on the Fair Market Value of the Shares. Except as otherwise provided in this Agreement, all unvested Options shall immediately terminate and expire upon Executive's termination of employment. For purposes of this section, "Fair Market Value" shall mean the thirty day average closing prices on the NASDAQ Market (or, if Universal's shares are then traded on another market, on the principal market on which it is traded) during the thirty calendar days ending on the day before such fifth anniversary.

                           (b) Unless otherwise indicated, references in this Agreement to "stock options" shall mean (i) the options to acquire Shares granted to Executive on December 8, 1998, (ii) the Options and
         (iii) all options to acquire Shares granted to Executive after the date hereof.

                  18. Employee Benefits. During the Employment Term, Executive shall be provided, in accordance with the terms of the [Company's] employee benefit plans as in effect from time to time, health insurance and short term and long term disability insurance, retirement benefits, vacation and fringe benefits (collectively "Employee Benefits") on the same basis as those benefits are generally made available to other senior executives of the Company.

                  19. Business Expenses. During the Employment Term, reasonable business expenses incurred by Executive in the performance of his duties hereunder shall be reimbursed by the Company in accordance with Company policies.

                  20. Termination. Notwithstanding any other provision of this
Agreement:

                           (a) By the Company For Cause or By Executive
         Resignation Without Good Reason.

                                    (i) The Employment Term and Executive's
                  employment hereunder may be terminated by the Company for Cause (as defined below) or by Executive's resignation without Good Reason (as defined in Section 8(c)).

                                    (ii) For purposes of this Agreement, "Cause"
                  shall mean (A) the Executive's willful and continued failure to substantially perform the duties of his position or breach of material terms of his Agreement, after notice (specifying the details of such alleged failure) and a reasonable opportunity to cure; (B) any willful act or omission which is demonstrably and materially injurious to the Company or any of its subsidiaries or affiliates; or (C) conviction or plea of nolo contendere to a felony or other crime of moral turpitude. No act or failure to act will be deemed "willful" (i) unless effected without a reasonable belief that such action or failure to act was in or not opposed to the Company's best interest; or (ii) if it results from any physical or mental incapacity.

                                    (iii) If Executive's employment is
                  terminated by the Company for Cause, or if Executive resigns without Good Reason, Executive shall be entitled to receive
                  (A) any accrued but unpaid Base Salary through the date of termination, (B) the opportunity to exercise vested stock options for 90 days following such termination and (C) such compensation and Employee Benefits, if any, as to which Executive may be entitled under the employee compensation and benefit plans of the Company and any other long-term incentive or equity program. Following such termination of Executive's employment by the Company for Cause or resignation by Executive without Good Reason, except as set forth in this Section 8(a), Executive shall have no further rights to any compensation or any other benefits under this Agreement.

                           (b) Disability or Death.

                                    (i) The Employment Term and Executive's
                  employment hereunder shall terminate (A) upon his death and
                  (B) if Executive becomes physically or mentally incapacitated for a period of indefinite duration and is therefore unable for a period of six (6) consecutive months or for an aggregate of eight (8) months in any twelve (12) consecutive month period to perform his duties (such incapacity is hereinafter referred to as "Disability"). Any question as to the existence of the Disability of Executive as to which Executive and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to Executive and the Company. If Executive and the Company cannot agree as to a qualified independent physician, each shall appoint such a physician and those two physicians shall select a third who shall make such determination in writing.

                                    (ii) Upon termination of Executive's
                  employment hereunder for death or Disability, Executive or his estate (as the case may be) shall be entitled to receive (v) any accrued but unpaid Base Salary through the end of the month in which such termination occurs, (w) a pro rata portion of any Bonus that the Executive would have been entitled to receive pursuant to Section 4 hereof in such year based upon the percentage of the calendar year that shall have elapsed through the date of Executive's termination of employment, payable when such Bonus would have otherwise been payable had the Executive's employment not terminated, (x) the opportunity to exercise vested stock options and Executive's stock options scheduled to vest during the year following such termination for one year following such termination, (y) a pro rata portion of any long term incentive granted to the Executive and (z) such compensation and Employee Benefits, if any, as to which he may be entitled under the employee compensation and benefit plans and arrangements of the Company. Following such termination of Executives employment due to death or Disability, except as set forth in this Section 8(b), Executive shall have no further rights to any compensation or any other benefits under this Agreement.

                           (c) By the Company Without Cause or Resignation by Executive for Good Reason.

                                    (i) The Employment Term and Executive's
                  employment hereunder may be terminated by the Company without Cause or by Executive's resignation for Good Reason.

                                    (ii) For purposes of this Agreement, "Good
                  Reason" shall mean:

                                    (A) assignment of duties to Executive
                           materially inconsistent with his status as [      ];

                                    (B) any reduction in Executive's Base
                           Salary;

                                    (C) any material breach of the Agreement by
                           the Company;

                                    (D) failure of any successor to all or
                           substantially all of the business of the Company to assume the Agreement; or

                                    (E) notice of nonrenewal given by the
                           Company.

                                    (iii) If Executive's employment is
                  terminated by the Company without Cause (other than by reason of death or Disability) or if Executive resigns for Good Reason, Executive shall be entitled to receive (v) within 30 business days after such termination, any accrued but unpaid Base Salary through the date of termination, (w) within 30 business days after such termination, unpaid Bonus for the fiscal year prior to termination, (x) within 30 business days after such termination, a lump sum payment equal to the Executive's Base Salary, (y) continued coverage under the [Company] welfare benefit plans available to senior executives for a period of 18 months or comparable coverage for such period and (z) such vested compensation and Employee Benefits, if any, as to which Executive may be entitled under the employee compensation and benefit plans and arrangements of the Company.

                                    (iv) If the Executive's employment is
                  terminated by the Company without Cause (other than by reason of death or Disability) or if Executive resigns for Good Reason within 12 months after a Change in Control (as defined below), Executive shall be entitled to receive, in addition to his entitlements in (iii) above (x) within 30 business days after such termination, an additional lump sum payment equal to one-half the Executive's Base Salary and (y) continued coverage under the [Company] welfare benefit plans available to senior executives for an additional 6 month period and (z) the value of full vesting of the unvested portion of Executive's account balance under the [Company's] 401(k) plan.

                                    (v) For purposes of this Agreement, "Change
                  in Control" shall mean:

                                    (A) any Person (as defined in Section
                           3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as used in Sections 13(d) and 14(d), and shall include a "group" as defined in Section 13(d)) (other than Universal, any trustee or other fiduciary holding securities under any employee benefit plan of Universal, or any company owned, directly or indirectly, by the stockholders of Universal immediately prior to the occurrence with respect to which the evaluation is being made in substantially the same proportions as their ownership of the common stock of Universal immediately prior to the occurrence with respect to which the evaluation is being made) becomes the Beneficial Owner (as defined in Rule 13d-3 of the Exchange Act) (except that a Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty day period referred to in Rule 13d-3 under the Exchange
                           Act), directly or indirectly, of securities of Universal or any Significant Subsidiary (as defined below), representing 40% or more of the combined voting power of Universal's or such Significant Subsidiary's then-outstanding securities and is the largest shareholder of Universal;

                                    (B) during any period of two consecutive
                           years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a Person who has entered into an agreement with Universal to effect a transaction described in clause (i), (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by Universal's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, or partnership, group, associate or other entity or Person other than the Board (the "Continuing Directors"), cease for any reason to constitute at least a majority of the Board;

                                    (C) the consummation of a merger or
                           consolidation of Universal or any subsidiary owning directly or indirectly all or substantially all of the consolidated assets of Universal (a "Significant Subsidiary") with any other entity, other than a merger or consolidation which would result in the voting securities of Universal or a Significant Subsidiary outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50% of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation;

                                    (D) Universal disposes of all or
                           substantially all of the consolidated assets of Universal (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the shareholders of Universal in substantially the same proportions as their ownership of the common stock of Universal immediately prior to such sale or disposition) in which case the Board shall determine the effective date of the Change in Control resulting therefrom; or

                  Notwithstanding the foregoing, the Transaction shall not, in any event constitute a Change of Control.

                           (d) Notice of Termination. Any purported termination of employment by the Company or by Executive (other than due to Executive's death) shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 12(i) hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of employment under the provision so indicated.

                  21. Non-Competition.

                           (a) Executive acknowledges and recognizes the highly competitive nature of the businesses of and its subsidiaries and accordingly agrees as follows:

                                    (i) During the Employment Term and for a
                  period of one year following the Executive's termination of employment, unless such termination occurs within 12 months after a Change in Control, (the "Restricted Period"), the Executive will not, (i) engage in any business that is in Competition with the business of Universal or its subsidiaries (including, without limitation, businesses which Universal or its subsidiaries have specific plans to conduct in the future and as to which Executive is aware of such planning), (ii) render any services, as an employee or otherwise, to any business in Competition with the business of Universal or its subsidiaries, (iii) acquire a financial interest in any person engaged in any business that is in Competition with the business of Universal or its subsidiaries, as an individual, partner, shareholder, officer, director, principal, agent, trustee or consultant, or (iv) interfere with business relationships (whether formed before or after the date of this Agreement) between Universal or any of its subsidiaries and their customers and suppliers. For purposes of this Section 9, a business shall be deemed to be in "Competition" with the business of Universal or its subsidiaries if such business substantially involves (i) the provision of any services or financial products provided by Universal or its subsidiaries as a material part of the business of Universal or subsidiary or (ii) the purchase or sale of any property (other than securities purchased for investment) purchased or sold by Universal or subsidiary as a material part of the business of Universal or subsidiary. For the avoidance of doubt, Executive shall not be prohibited from rendering any services to any company (even if such company is engaged in a business which is in Competition with the business of Universal or any of its subsidiaries) if such services relate to a business of the company that is not in Competition with the business of Universal or any of its subsidiaries. For purposes of this Agreement, "subsidiary" means any person that directly or indirectly, through one or more intermediaries, is controlled by Universal.

                                    (ii) Notwithstanding anything to the
                  contrary in this Agreement, the Executive may, directly or indirectly, own securities of any person engaged in the business of Universal or its affiliates which are publicly traded on a national or regional stock exchange or on the over-the-counter market if the Executive (i) is not a controlling person of, or a member of a group which controls, such person and (ii) does not, directly or indirectly, own 3% or more of any class of securities of such person.

                                    (iii) During the Restricted Period, the
                  Executive will not, directly or indirectly, solicit or encourage any employee of Universal or its subsidiaries to leave the employment of Universal or its subsidiaries.

                           (b) It is expressly understood and agreed that although Executive and the Company consider the restrictions contained in this Section 9 to be reasonable, if a final judicial determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in this Agreement is an unenforceable restriction against Executive, the provisions of this Agreement shall not be rendered void but shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable. Alternatively, if any court of competent jurisdiction finds that any restriction contained in this Agreement is unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained herein.

                  22. Confidentiality. Executive will not at any time (whether during or after his employment with the Company), unless required by a court or administrative agency, disclose or use for his own benefit or purposes or the benefit or purposes of any other person, firm, partnership, joint venture, association, corporation or other business organization, entity or enterprise other than Universal and any of its subsidiaries or affiliates, any trade secrets, information, data, or other confidential information relating to customers, development programs, costs, marketing, trading, investment, sales activities, promotion, credit and financial data, manufacturing processes, financing methods, plans, or the business and affairs of Universal generally, or of any subsidiary or affiliate of , provided that the foregoing shall not apply to information which is not unique to Universal or which is generally known to the industry or the public other than as a result of Executive's breach of this covenant.

                  23. Excise Tax.

                           (a) In the event it shall be determined that any payment, benefit or distribution, or any acceleration of vesting (or combination thereof) by the Company or one or more trusts established by the Company or Universal for the benefit of its employees, to or for the benefit of Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement, or under the terms of any other plan, program agreement or arrangement) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code (which relates to payments that are contingent on a change in ownership or effective control of, or the ownership of a substantial portion of the assets of, a corporation) the amounts payable under this Agreement shall be reduced (but not below zero) if and to the extent that such reduction would result in Executive retaining a larger amount on an after-tax basis (taking into account all federal, state and local income taxes and the imposition of the excise tax imposed by Section 4999 of the Code) than if Executive had received all of the Payments.

                           (b) All determinations required to be made under this
         Section 11 shall be made by a nationally recognized certified public accounting firm as shall be mutually agreed to by Executive and the Company (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and Executive within fifteen (15) business days after the receipt of notice from Executive or the Company that there has been a Payment, or such earlier time as is requested by either party. All fees and expenses of the Accounting Firm shall be borne solely by the Company.

                  24. Miscellaneous.

                           (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

                                    (i) Arbitration. Any dispute or controversy
                  arising under or in connection with this Agreement shall be resolved by binding arbitration held in New York and conducted in accordance with the commercial arbitration rules of the American Arbitration Association in effect at the time of the arbitration; provided, however, that a dispute that arises under Section 9 may be resolved, at the request of either party, by mediation. The Company shall reimburse Executive's legal fees of one counsel and costs incurred to enforce his rights under this Agreement if the Executive substantially prevails on any dispute or controversy.

                           (b) Entire Agreement/Amendments. This Agreement contains the entire understanding of the parties with respect to the employment of Executive by Universal and the Company. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties with respect to the subject matter herein other than those expressly set forth herein. This Agreement may not be altered, modified, or amended except by written instrument signed by the parties hereto.

                           (c) No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party's rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

                           (d) Severability. In the event that any one or more of the provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

                           (e) Assignment. This Agreement shall not be assignable by Executive. This Agreement may be assigned by the Company to a company which is a successor in interest to substantially all of the business operations of the Company. Such assignment shall become effective when the Company notifies the Executive of such assignment or at such later date as may be specified in such notice. Upon such assignment, the rights and obligations of the Company hereunder shall become the rights and obligations of such successor company, provided that any assignee expressly assumes the obligations, rights and privileges of this Agreement.

                           (f) Mitigation. Executive shall not be required to mitigate damages or the amount of any payment to Executive provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by Executive as a result of employment after termination; provided, however, that any welfare benefits the Executive receives as a result of subsequent employment shall reduce the welfare benefits provided under this Agreement.

                           (g) Successors; Binding Agreement. This Agreement shall inure to the benefit of and be binding upon personal or legal representatives, executors, administrators, successors, heirs, distributes, devises and legatees.

                           (h) Notice. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the execution page of this Agreement or such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

                           (i) Withholding Taxes. The Company may withhold from any amounts payable under this Agreement such Federal, state and local taxes as may be required to be withheld pursuant to any applicable law or regulation.

                           (j) Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                                             ---------------------------
                                             [              ]


                                             ---------------------------
                                             Address
                                             COMPANY


                                             By:________________________
                                                  Title:
                                                  Address

                                             UNIVERSAL AMERICAN FINANCIAL CORP.


                                             By:________________________
                                                  Title:
                                                  Address

                            COMPOSITE CONFORMED COPY


Robert Waegelein
Senior Vice President & Chief Financial Officer
$200,000
225,000
150,000
75,000
Senior Vice President & Chief Financial Officer


Gary Bryant
Senior Vice President
$250,000
262,500
175,000
87,500


William Wehner
Senior Vice President, Marketing
$175,000
187,500
125,00
62,500
Senior Vice President, Marketing


Paul Edmondson
President
$175,000
210,000
140,000
70,000
President